SUPPLEMENT TO THE PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

For the Wells Fargo Advantage Absolute Return Fund
(the “Fund”)

      Effective immediately the following changes are made:

I. On the front cover of the Prospectus:

Current language	Replacement language effective immediately

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

II. In the SAI, under chapter “Non-Fundamental Investment Policy” the sub-section titled “Further Explanation of Investment Policies” the third paragraph is replaced with the following:

The Fund is a commodity pool under the Commodity Exchange Act of 1936, as amended ("CEA") pursuant to Rule 4.5. The Fund's investment adviser (the "Adviser") is registered as a commodity pool operator (“CPO) under the CEA with respect to the Fund.  As a result, additional Commodity Futures Trading Commission ("CFTC") disclosure, reporting and recording keeping obligations apply to the Fund.

June 19, 2015                                                                                                                           AFR065/P501SP